BAR HARBOR
BANKSHARES

Annual Shareholders' Meeting

May 20, 2014

- **Safe Harbor Statement:**

- Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels", "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may," or similar expressions, as they relate to Bar Harbor Bankshares or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Bar Harbor Bankshares' management based on information known to management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Bar Harbor Bankshares' management for future or past operations, products or services, and forecasts of revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Bar Harbor Bankshares' management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Bar Harbor Bankshares' actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include but are not limited to: changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in capital and credit markets; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of customers of Bar Harbor Bankshares and its subsidiaries; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Bar Harbor Bankshares' strategies and business initiatives; changes in the financial markets, including fluctuations in interest rates; competitive product and pricing pressures among financial institutions within Bar Harbor Bankshares' markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards. Bar Harbor Bankshares cautions that the foregoing list of factors is not exclusive. For a discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" of the Bar Harbor Bankshares Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Bar Harbor Bankshares does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Bar Harbor Bankshares claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2013 General Economic Environment

- Slow pace of economic recovery
- Monetary policy targeted at maintaining low interest rates
- Slightly improving real estate markets
- Inconsistent unemployment statistics
- Backdrop of heavy regulation

BAR HARBOR BANKSHARES

2013 Environment Specific to BHB

- **Reasonably successful tourist season despite political forces causing *two* park closures**
- **Strong lobster landings**
- **Strong wild blueberry season**
- **Weak loan demand exacerbated by brisk competition** – **creates pricing and structure pressures**
- **CEO transition balanced by tenure of the Board and BHB team – our culture remains intact**

BAR HARBOR
BANKSHARES

2013 Financial Achievements

- **Record earnings & EPS**
- **Increased dividends in *every* quarter**
- **Higher levels of net interest income and non-interest income evidencing solid performance in all divisions**
- **Efficiency ratio of 55.8%**

2013 Financial Achievements

- Average earning asset growth approaching $100mm
- Slowing Net Interest Margin compression
- Stable Credit Quality – a key measure amidst rebounding competition
- Prudent if not conservative Capital Ratios

Validation of Performance and Culture

- **Sandler O'Neill Sm-All Stars Class of 2013**
- **American Banker, *Top 200 Community Banks***
- **"Best Places to Work in Maine"**

SANDLER O'NEILL + PARTNERS

2014 AMERICAN BANKER TOP 200 COMMUNITY BANKS

2013 Best Places to Work in ME

BAR HARBOR BANKSHARES

First Quarter 2014

The momentum continues…

- Record Earnings & EPS
- ROA – 1.11%
- ROE – 12.06%
- Three-for-two stock split
- Increased shareholder dividend

BAR HARBOR BANKSHARES

Financial Condition

December 31, 2013

Total Assets

($ in millions)

Total Assets up $71.0m, or 5.4%



$1,500
$1,200
$900
$600
$300
$0
667
748
825
890
972
1,072
1,118
1,167
1,303
1,374
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Loans
Securities
Other

Loans – Up $38.0m, or 4.6%

BAR HARBOR BANKSHARES

Loan Portfolio

12/31/13

- Lodging industry represents 32.6% of CRE mortgage portfolio



Tax-Exempt 2%
Home Equity 6%
Consumer 2%
CRE 39%
Residential RE 37%
Commercial Construction 2%
C & I 9%
Agriculture 3%

Investment Securities



U. S. Government
Agency MBS
18.1%
Private Label MBS
1.4%
Municipal Debt
Obligations
19.7%
GSE MBS
60.8%

- No municipal debt obligations rated below investment grade

Non-Performing to Total Loans



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.37%
3.74%
1.95%
3.70%
1.77%
2.91%
1.21%
2.06%
1.04%
1.42%
2009
2010
2011
2012
2013
BHB
UBPR Peer Banks

BAR HARBOR BANKSHARES

Net Charge-Offs to Average Loans



One relationship
0.60%
0.40%
0.20%
0.00%
0.13%
0.24%
0.37%
0.23%
0.12%
2009
2010
2011
2012
2013

Total Deposits

($ in millions)



Up $39.9m, or 5.0%
900
800
700
600
500
400
300
398
446
496
539
578
641
708
723
796
836
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

BAR HARBOR
BANKSHARES

"Well Capitalized"

Capital Ratios



18%
15%
12%
9%
6%
3%
0%
4.00%
5.00%
9.01%
4.00%
6.00%
14.97%
8.00%
10.00%
16.62%
TIER 1 - LEVERAGE
TIER 1 - RISK BASED
TOTAL RISK-BASED
Adequate
Well
BHB

BAR HARBOR BANKSHARES

Efficiency Ratio


80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
53.2%
55.5%
55.0%
54.6%
55.8%
2009
2010
2011
2012
2013
BHB
Proxy Peer
BHCPR

Proxy Peer – Average of 20 publically traded commercial and savings banks in the Northeast

BHCPR Peer – Average of 344 bank holding companies with consolidated assets between $1 and $3 billion

Source: SNL Financial

BAR HARBOR BANKSHARES

Net Income Available to Common Shareholders

($ in millions)

• Up $717k, or 5.8%


$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
5.7
6.4
6.9
7.2
7.7
9.3
10.0
11.0
12.5
13.2
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

BAR HARBOR BANKSHARES

EPS & Shareholder Dividends


Up $0.16, or 5.0%
Up $0.08, or 6.8%
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.12
1.040
2.61
1.045
2.85
1.095
3.18
1.170
3.34
1.250
2009
2010
2011
2012
2013
EPS
Dividends

BAR HARBOR BANKSHARES

Return On Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.03%
0.98%
0.77%
0.98%
1.02%
0.96%
0.97%
1.00%
0.88%
0.98%
1.11%
2009
2010
2011
2012
2013
1Q 2014
FDIC Northeast Peers
BHB

BAR HARBOR BANKSHARES

Return On Average Equity


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.65%
10.07%
9.94%
9.93%
10.52%
12.06%
2009
2010
2011
2012
2013
1Q 2014
BHB
Proxy Peer
BHCPR

Proxy Peer – Average of 20 publically traded commercial and savings banks in the Northeast

BHCPR Peer – Average of 344 bank holding companies with consolidated assets between $1 and $3 billion

Source: SNL Financial

BAR HARBOR BANKSHARES

Total Shareholder Return

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among Bar Harbor Bankshares, and the ABA Nasdaq Community Bank Index



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
12/08
12/09
12/10
12/11
12/12
12/13
Bar Harbor Bankshares
ABA Nasdaq Community Bank Index

*$100 invested on 12/31/08 in stock or index, including reinvestment of dividends.
Fiscal year ending December 31.

Copyright© 2014 S&P, a division of The McGraw-Hill Companies Inc. All rights reserved.

BAR HARBOR BANKSHARES

Headwinds requiring sustained focus

- **Pace of economic recovery**
- **Prolonged low interest rate environment**
- **Managing interest rate risk**
- **Defending the net interest margin** - ***a critical measure that requires superior customer experience***
- **Originating high-quality earning assets**

BAR HARBOR BANKSHARES

Near-Term Challenges

- **Increasing core deposits**
- **Managing increasing government regulation**
- **Sustaining credit discipline in the face of aggressive competition**
- **Deploying capital profitably**
- **Balancing growth & earnings**

-The very foundation of our model-

BAR HARBOR
BANKSHARES

BAR HARBOR
BANKSHARES

Annual Shareholders' Meeting

May 20, 2014